UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 6, 2023
LanzaTech Global, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40282	92-2018969
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8045 Lamon Avenue, Suite 400 Skokie, Illinois	60077
(Address of principal executive offices)	(Zip Code)
(847) 324-2400
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	LNZA	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50	LNZAW	The Nasdaq Stock Market LLC

☒	Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01. Other Event.
LanzaTech Global, Inc. (Nasdaq: LNZA) announced the promotion of Dr. Zara Summers from VP of Science to Chief Science Officer and Dr. Michael Köpke from VP of Synthetic Biology to Chief Innovation Officer. In her new role, Dr. Summers will oversee the entirety of the Science division (which encompasses Synthetic Biology, Fermentation, AI, and Computational Biology) at LanzaTech, unifying and streamlining the company’s R&D work for commercial success. She will have accountability for the company’s technology pipeline and technical portfolio. Dr. Summers joined LanzaTech in January 2022 from ExxonMobil, where she created their R&D Bioscience division and managed a broad portfolio of bio-based programs including their strategies for nature-based solutions. As a proven strategic leader, Zara will enable the translation of our world class research portfolio to practice. Zara will act as Chair of a newly formed Technology Governance Council, which will enable the company to better monitor and prioritize the project portfolio and ensure alignment across multiple teams from science and engineering to commercial and finance. Dr. Köpke—who is named as an inventor on over 500 hundred patents and an author on over 50 publications—will oversee the process of innovation within the company, including identifying next technology breakthroughs, developing and incubating technology and business opportunities for LanzaTech, and increasing organizational resilience and flexibility through its technology investments. He will continue to play a leading role in establishing and coordinating technology partnerships and innovation networks and will lead a Distinguished Technical Council at LanzaTech, that will lead on cutting edge developments that can support LanzaTech’s commercial pipeline. During his 14-year tenure at the company, he initiated LanzaTech’s synthetic biology, automation and biofoundry, strain and protein engineering, and computational modeling programs.
A copy of a press release dated July 6, 2023 announcing Dr. Zara Summers and Dr. Michael Koepke’s appointments is attached hereto as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits

Exhibit Number	Description
99.1	Dr. Zara Summers and Dr. Michael Koepke’s promotions, press release dated July 6, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: July 6, 2023

LANZATECH GLOBAL, INC.

By:	/s/ Joseph Blasko
Name:	Joseph Blasko
Title:	General Counsel and Corporate Secretary
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